Semi-Annual Report                                              NEUBERGER BERMAN
June 30, 2001









                                Neuberger Berman
                                Advisers
                                Management
                                Trust







                                Mid-Cap
                                Growth
                                Portfolio


B0736 08/01

Mid-Cap Growth Portfolio   Managers' Commentary
-----------------------------------------------

The first half of 2001 was an extraordinarily difficult period for growth stock investors. For the six month period ended June 30, 2001, the portfolio provided a (13.39%) return, compared to a (5.41%) return for the S&P 400 MidCap/BARRA Growth Index. As the economy flirted with recession, intense pricing competition pinched profit margins and corporate earnings growth slowed dramatically. According to Thomson Financial/First Call, which monitors corporate earnings and consensus earnings estimates, a record number of companies issued first quarter earnings warnings. Although the company sees a modest drop in the second quarter, it expects "earnings confessions" to remain near record levels.

In light of the record number of companies "missing their numbers" in first-half 2001, we are quite proud of the fact that 90% of our portfolio holdings met or exceeded consensus first quarter earnings estimates. This is modestly below our recent years' 95%-plus success rate, but certainly a good showing in this dismal economic environment. Our performance did suffer from a substantial slowdown in the earnings growth rate of our portfolio holdings, which fell from approximately 60% in third quarter 2000 to 35% at the end of first-quarter 2001. Slower earnings growth translated into lower valuations and disappointing results.

We remained faithful to our investment discipline, investing in reasonably valued stocks growing earnings at well above market average rates. This penalized relative performance during a period in which investors strongly favored much slower growth companies with more predictable earnings. When the economy and stock market begin recovering, we are confident our faster growth stocks will excel.

Technology continued to be growth investors' Achilles heel. We had a few "tech wrecks," most notably communications technology investments whose earnings came in well below expectations as telecom capital spending evaporated. True to our sell discipline, these stocks were eliminated from the portfolio. A relatively high percentage of our tech holdings met reduced earnings forecasts and tumbled anyway as investors fled the technology sector.

Power generating companies, among our best performers in recent years, also disappointed. Earnings remained quite good, but the hysteria surrounding the California utilities crisis spooked investors, who feared that wholesale electricity bills would not be paid by financially troubled utilities and that rigid price caps would be put in place in California and perhaps elsewhere. As we write, the California utilities are paying their bills and the Bush Administration is strongly supporting free market pricing. With demand for electricity still accelerating and generating capacity still constrained, we believe power generating company earnings should remain quite strong.

In this challenging environment, we have brought sector weightings more in line with our benchmark index. We are not doing this as a defensive stance, but rather in acknowledgement that stock selection will likely be more critical to our success than making significant sector bets.

Going forward, we are optimistic about the economy and the stock market. The Federal Reserve has responded aggressively to the threat of recession and it appears that six Fed rate cuts totaling 275 basis points are starting to have some impact. We believe the Fed will continue to ease until the economy regains momentum. The strong, but short-lived market rallies in January and April/early May indicate that investors are intellectually if not emotionally inclined to look past several more quarters of poor earnings to a profit recovery in 2002. If earnings begin to stabilize in the coming quarters, the market may be poised for a sustained advance. With our mid-cap

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


benchmark now trading at just around 1.2 times projected earnings growth rates versus the S&P 500's multiple of 1.6 times predicted earnings growth, mid-cap stocks appear to offer much better value.

In closing, we see better days ahead. Historically, Fed easing has been an effective economic stimulus and the stock market has anticipated recoveries well in advance of confirming data. We think we are close to a market bottom and that mid-cap growth stocks will participate fully in a stock market recovery.

Sincerely,


                               /s/ Jennifer Silver
                                 /s/ Brooke Cobb

                         Jennifer Silver and Brooke Cobb
                              Portfolio Co-Managers


(1) (28.94%) and 21.07% were the total returns for the 1-year and since inception (11/3/97) for the periods ended June 30, 2001. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

The S&P MidCap 400/BARRA Growth Index is a benchmark for mid-cap growth stock performance. It is constructed of companies in the S&P MidCap 400 Index, which is a market value weighted index for mid-cap stock price movement, with higher price-to-book ratios than the companies in its value index counterpart. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C)2001 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments   Mid-Cap Growth Portfolio
--------------------------------------------------


Number of Shares                                                   Market Value+
--------------------------------------------------------------------------------
Common Stocks (90.3%)

Business Services-- IT Business Services (11.0%)
    146,700   Amdocs Ltd.                                          $  7,899,795*
    264,550   Apollo Group                                           11,230,147*
    174,100   Concord EFS                                             9,054,941*
    124,900   Macrovision Corp.                                       8,555,650*
    192,600   SEI Investments                                         9,129,240
    393,000   SunGard Data Systems                                   11,793,930*
    122,800   TMP Worldwide                                           7,368,000*
                                                                   ------------
                                                                     65,031,703
                                                                   ------------
Communications Equipment (1.1%)
    191,400   Openwave Systems                                        6,641,580*
                                                                   ------------
Computer Related (0.4%)
    111,500   Symbol Technologies                                     2,475,300
                                                                   ------------
Computers & Systems (0.9%)
    236,100   Sanmina Corp.                                           5,527,101*
                                                                   ------------
Consumer Cyclical-- Leisure & Consumer Service (3.0%)
     78,500   Four Seasons Hotels                                     4,344,975
    136,900   Harley-Davidson                                         6,445,252
    107,100   International Game Technology                           6,720,525*
                                                                   ------------
                                                                     17,510,752
                                                                   ------------
Electrical (3.2%)
    119,200   Broadcom Corp.                                          5,096,992*
    103,800   ONI Systems                                             2,896,020*
    199,000   RF Micro Devices                                        5,367,030*
    127,400   Xilinx Inc.                                             5,253,976*
                                                                   ------------
                                                                     18,614,018
                                                                   ------------
Energy (8.9%)
    245,800   Capstone Turbine                                        5,429,722*
    139,500   Nabors Industries                                       5,189,400*
    431,400   Orion Power Holdings                                   10,271,634*
    114,800   Reliant Resources                                       2,835,560*
    407,500   Rowan Cos.                                              9,005,750*
    225,200   Talisman Energy                                         8,577,868
    229,500   Weatherford International                              11,016,000
                                                                   ------------
                                                                     52,325,934
                                                                   ------------
Finance (6.4%)
    134,300   Affiliated Managers Group                               8,259,450*
    130,900   Countrywide Credit Industries                           6,005,692
    124,400   Legg Mason                                              6,190,144
    383,800   National Commerce Financial                             9,353,206
     77,800   T. Rowe Price Group                                     2,908,942
    151,300   Waddell & Reed Financial                                4,803,775
                                                                   ------------
                                                                     37,521,209
                                                                   ------------
Food & Beverage (1.2%)
    181,700   Pepsi Bottling Group                                    7,286,170
                                                                   ------------
Health Care (24.5%)
    214,200   Express Scripts                                        11,787,426*
    124,600   Forest Laboratories                                     8,846,600*
    310,400   Genzyme Corp.                                          18,934,400*
    412,700   HEALTHSOUTH Corp.                                       6,590,819*
    118,400   Human Genome Sciences                                   7,133,600*
    257,100   IDEC Pharmaceuticals                                   17,403,099*
    177,300   ImClone Systems                                         9,361,440*
    197,900   IMS Health                                              5,640,150
    362,525   IVAX Corp.                                             14,138,475*
     82,400   Laboratory Corporation of America Holdings              6,336,560*
    150,700   MedImmune, Inc.                                         7,113,040*
    317,200   Millennium Pharmaceuticals                             11,285,976*
    221,000   Quest Diagnostics                                      16,541,850*
     70,500   Shire Pharmaceuticals Group ADR                         3,912,750*
                                                                   ------------
                                                                    145,026,185
                                                                   ------------
Instruments (1.5%)
    388,600   Thermo Electron                                         8,556,972*
                                                                   ------------
Insurance (1.7%)
    119,500   XL Capital                                              9,810,950
                                                                   ------------
Internet (0.8%)
    125,200   Intuit Inc.                                             5,006,748*
                                                                   ------------
Media (4.7%)
    391,900   Charter Communications                                  9,150,865*
    202,800   Univision Communications                                8,675,784*
    265,900   Westwood One                                            9,798,415*
                                                                   ------------
                                                                     27,625,064
                                                                   ------------
Oil & Gas (0.8%)
    323,250   XTO Energy                                              4,638,638
                                                                   ------------
Retail (5.7%)
    207,200   Abercrombie & Fitch                                     9,220,400*
     55,300   Jones Apparel Group                                     2,388,960*
    302,200   Starbucks Corp.                                         6,950,600*
    182,400   Talbots, Inc.                                           7,980,000
    294,700   Toys "R" Us                                             7,293,825*
                                                                   ------------
                                                                     33,833,785
                                                                   ------------
Semiconductors (3.6%)
    298,400   Intersil Corp.                                         10,861,760*
    105,100   Linear Technology                                       4,647,522
    104,200   Novellus Systems                                        5,917,518*
                                                                   ------------
                                                                     21,426,800
                                                                   ------------

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Schedule of Investments   Mid-Cap Growth Portfolio cont'd
---------------------------------------------------------


Number of Shares                                                   Market Value+
--------------------------------------------------------------------------------

Software (7.6%)
     49,600   Adobe Systems                                        $  2,331,200
    109,700   Citrix Systems                                          3,828,530*
     95,900   Electronic Arts                                         5,552,610*
    249,800   Interwoven, Inc.                                        4,221,620*
     91,100   Mercury Interactive                                     5,456,890*
    156,500   Micromuse Inc.                                          4,380,435*
    228,600   Peregrine Systems                                       6,629,400*
    396,300   Rational Software                                      11,116,215*
    118,800   TIBCO Software                                          1,517,076*
                                                                   ------------
                                                                     45,033,976
                                                                   ------------
Technology (2.4%)
    395,900   Cadence Design Systems                                  7,375,617*
     58,700   NVIDIA Corp.                                            5,444,425*
     42,000   Teradyne, Inc.                                          1,390,200*
                                                                   ------------
                                                                     14,210,242
                                                                   ------------
Telecommunications (0.9%)
    238,500   Sonus Networks                                          5,571,360*
                                                                   ------------

Total Common Stocks
(Cost $512,342,102)                                                 533,674,487
                                                                   ------------




Principal Amount                                                   Market Value+
--------------------------------------------------------------------------------

Corporate Commercial Paper (5.9%)
$10,000,000   American Express Credit Corp., 3.83%,
                due 7/5/01                                        $  9,995,744
  8,000,000   General Electric Capital Corp., 3.87%,
                due 7/6/01                                           7,995,700
 17,000,000   Prudential Funding Corp., 3.80%,
                due 7/2/01                                          16,998,206
                                                                  -------------
Total Corporate Commercial Paper
(Cost $34,989,650)                                                  34,989,650#
                                                                  -------------
Repurchase Agreements (3.5%)
 20,500,000    State Street Bank and Trust Co. Repurchase
               Agreement, 4.06%, due 7/2/01, dated 6/29/01,
               Maturity Value $20,506,936, Collateralized
               by $20,600,000 Fannie Mae, Medium-Term Notes,
               6.23%, due 8/20/01 (Collateral Value
               $21,116,936)
               (Cost $20,500,000)                                   20,500,000#
                                                                  -------------
Short-Term Investments (9.2%)
 54,290,505      N&B Securities Lending Quality Fund, LLC
                 (Cost $54,290,505)                                 54,290,505#
                                                                  -------------
Total Investments (108.9%)
(Cost $622,122,257)                                                643,454,642##
Liabilities, less cash, receivables
and other assets [(8.9%)]                                          (52,625,823)
                                                                   ------------
Total Net Assets (100.0%)                                         $590,828,819
                                                                   ------------





See Notes to Schedule of Investments

Notes to Schedule of Investments   Mid-Cap Growth Portfolio
-----------------------------------------------------------


+ Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2001, the cost of investments for U.S. Federal income tax purposes was $622,122,257. Gross unrealized appreciation of investments was $68,957,407 and gross unrealized depreciation of investments was $47,625,022, resulting in net unrealized appreciation of $21,332,385, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.






See Notes to Financial Statements

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Statement of Assets and Liabilities
-----------------------------------


Neuberger Berman Advisers Management Trust                              Mid-Cap
                                                                       Portfolio
--------------------------------------------------------------------------------
Assets

  Investments in securities, at market value* (Note A) -
    see Schedule of Investments                                   $ 643,454,642
  Cash                                                                      272
  Dividends and interest receivable                                      81,466
  Receivable for securities sold                                      2,144,379
  Receivable for Fund shares sold                                       658,841
  Deferred organization costs (Note A)                                    1,859
  Prepaid expenses and other assets                                     463,988
                                                                  -------------
                                                                    646,805,447
                                                                  -------------

Liabilities

  Payable for collateral on securities loaned (Note A)               54,290,505
  Payable for securities purchased                                       57,000
  Payable for Fund shares redeemed                                      590,706
  Payable to investment manager (Note B)                                247,055
  Payable to administrator (Note B)                                     139,294
  Accrued expenses and other payables                                   652,068
                                                                  -------------
                                                                     55,976,628
                                                                  -------------

Net Assets at value:                                              $ 590,828,819

Net Assets consist of:
  Paid-in capital                                                 $ 734,656,460
  Undistributed net investment income (loss)                           (907,583)
  Accumulated net realized gains (losses) on investments           (164,252,443)
  Net unrealized appreciation (depreciation) in value
    of investments                                                   21,332,385
Net Assets at value                                               $ 590,828,819

Shares Outstanding ($.001 par value; unlimited shares
  authorized)                                                        30,348,553
Net Asset Value, offering and redemption price per share          $       19.47
*Cost of investments                                              $ 622,122,257






See Notes to Financial Statements

                                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)


Statement of Operations
-----------------------


Neuberger Berman Advisers Management Trust                              Mid-Cap
                                                                         Growth
                                                                      Portfolio
--------------------------------------------------------------------------------

Investment Income

Income:

Interest income                                                     $ 1,259,838
Dividend income                                                         382,591
Foreign taxes withheld (Note A)                                          (7,357)
Total income                                                          1,635,072

Expenses:

Investment management fee (Note B)                                    1,488,325
Administration fee (Note B)                                             837,207
Amortization of deferred organization and initial
  offering expenses (Note A)                                              1,603
Auditing fees                                                            18,763
Custodian fees (Note B)                                                  81,234
Insurance expense                                                         4,840
Legal fees                                                               18,758
Shareholder reports                                                      55,493
Trustees' fees and expenses                                              22,723
Miscellaneous                                                            15,235
Total expenses                                                        2,544,181
Expenses reduced by custodian fee expense offset
  arrangement (Note B)                                                   (1,526)
Total net expenses                                                    2,542,655
Net investment income (loss)                                           (907,583)

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investment securities sold             (133,837,510)

Change in net unrealized appreciation (depreciation) in value of:

Investment securities (Note A)                                       50,455,728
Net gain (loss) on investments                                      (83,381,782)
Net increase (decrease) in net assets resulting
  from operations                                                 $ (84,289,365)





See Notes to Financial Statements

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Statement of Changes in Net Assets
----------------------------------

Neuberger Berman Advisers Management Trust                            Mid-Cap Growth Portfolio
                                                                -------------------------------
                                                                   Six Months
                                                                        Ended              Year
                                                                     June 30,             Ended
                                                                         2001      December 31,
                                                                  (Unaudited)              2000
------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)                                   $    (907,583)     $  (1,692,126)
Net realized gain (loss) on investments                         (133,837,510)       (30,245,963)
Change in net unrealized appreciation (depreciation)
  of investments                                                  50,455,728        (80,093,601)
Net increase (decrease) in net assets resulting
  from operations                                                (84,289,365)      (112,031,690)

Distributions to Shareholders From:

Net realized gain on investments                                           -           (115,026)

From Fund Share Transactions:

Proceeds from shares sold                                        222,438,052        755,963,316
Proceeds from reinvestment of dividends and distributions                  -            115,026
Payments for shares redeemed                                    (171,395,495)      (179,709,754)
Net increase (decrease) from Fund share transactions              51,042,557        576,368,588
Net Increase (Decrease) in Net Assets                            (33,246,808)       464,221,872

Net Assets:

Beginning of period                                              624,075,627        159,853,755
End of period                                                  $ 590,828,819      $ 624,075,627
Accumulated undistributed net investment income (loss)
  at end of period                                             $    (907,583)     $           -

Number of Fund Shares:

Sold                                                              11,423,182         27,755,528
Issued on reinvestment of dividends and distributions                      -              3,738
Redeemed                                                          (8,835,588)        (6,577,170)
Net increase (decrease) in shares outstanding                      2,587,594         21,182,096






See Notes to Financial Statements

Notes to Financial Statements   Mid-Cap Growth Portfolio
--------------------------------------------------------

     NOTE A -- Summary Of Significant Accounting Policies:

1 General: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

     Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Mid-Cap Growth Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Mid-Cap Growth Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Mid-Cap Growth Investments.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

4 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.


5 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($4,364,281 expiring in 2008, determined as of December 31, 2000), it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)



6 Organization expenses: Organization expenses incurred by the Fund are being amortized on a straight-line basis over a five-year period. At June 30, 2001, the unamortized balance of such expenses amounted to $1,859.

7 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

8 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2001, the value of the securities loaned and the value of the collateral were $53,225,966 and $54,290,505, respectively.

9 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

     NOTE B - Management Fees, Administration Fees, Distribution Arrangements, And Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

Notes to Financial Statements   Mid-Cap Growth Portfolio cont'd
---------------------------------------------------------------

     The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

     Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

     Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2001, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2005 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2001, there was no reimbursement to Management. At June 30, 2001, the Fund has no remaining contingent liability to Management under the agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,526.

     NOTE C - Securities Transactions:

     During the six months ended June 30, 2001, there were purchase and sale transactions (excluding short-term securities) of $300,412,351 and $255,033,565, respectively.

     During the six months ended June 30, 2001, brokerage commissions on securities transactions amounted to $349,023, of which Neuberger received $131,057, and other brokers received $217,966.

         NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)



     NOTE D - Line Of Credit:

     At June 30, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

     NOTE E - Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

Financial Highlights   Mid-Cap Growth Portfolio+
------------------------------------------------


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.[+/+]


                                                                                                                 Period from
                                                  Six Months Ended                                    November 3, 1997[carr]
                                                          June 30,        Year Ended December 31,            to December 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                              2001        2000      1999      1998                      1997
                                                       (Unaudited)

Net Asset Value, Beginning of Period                       $ 22.48     $ 24.30   $ 16.22   $ 11.72                   $ 10.00
                                                           -------     -------   -------   -------                   -------
Income From Investment Operations
Net Investment Income (Loss)                                  (.03)       (.09)     (.07)     (.03)                      .01
Net Gains or Losses on Securities
  (both realized and unrealized)                             (2.98)      (1.72)     8.55      4.61                      1.71
                                                           -------     -------   -------   -------                   -------
Total From Investment Operations                             (3.01)      (1.81)     8.48      4.58                      1.72
                                                           -------     -------   -------   -------                   -------
Less Distributions
From Net Investment Income                                       -           -         -      (.01)                        -
From Net Capital Gains                                           -        (.01)     (.40)     (.07)                        -
                                                           -------     -------   -------   -------                   -------
Total Distributions                                              -        (.01)     (.40)     (.08)                        -
                                                           -------     -------   -------   -------                   -------
Net Asset Value, End of Period                             $ 19.47     $ 22.48   $ 24.30   $ 16.22                   $ 11.72
                                                           -------     -------   -------   -------                   -------
Total Return++                                              -13.39%**    -7.46%   +53.89%   +39.28%                   +17.20%**
                                                           -------     -------   -------   -------                   -------
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $ 590.8     $ 624.1   $ 159.9   $  31.0                   $   1.7
Ratio of Gross Expenses to Average Net Assets#                 .91%*       .98%     1.00%     1.00%                     1.05%*
Ratio of Net Expenses to Average Net Assets[SS]                .91%*       .98%     1.00%     1.00%                     1.00%*
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                       (.33)%*     (.34)%    (.40)%    (.20)%                     .83%*
Portfolio Turnover Rate                                         48%        109%      100%      106%                       20%






See Notes to Financial Highlights

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Notes to Financial Highlights   Mid-Cap Growth Portfolio
--------------------------------------------------------


+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Mid-Cap Growth Investment's income and expenses through April 30, 2000 under the prior master/ feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[SS] After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                Period from
                                                           November 3, 1997
                        Year Ended December 31,             to December 31,
                         1999             1998                         1997

                         1.08%            1.43%                       17.73%

       After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                 Year Ended
                                                               December 31,
                                                                       2000

                                                                        .95%


[carr] The date investment operations commenced.

[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*      Annualized.

**     Not annualized.